Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

[X]  Filed by the registrant
[ ]  Filed by a party other than the registrant


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           JOACHIM BANCORP, INC.
             (Name of Registrant as Specified in Its Charter)

                           JOACHIM BANCORP, INC.
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
(2)  Aggregate number of securities to which transactions applies:
                              N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
     Proposed maximum aggregate value of transaction:
                              N/A

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
(2)  Form, schedule or registration statement no.:
                             N/A
(3)  Filing party:
                             N/A
(4)  Date filed:
                             N/A

                               June 12, 1996





Dear Stockholder:

     You are cordially invited to attend the first Annual Meeting of Stockholders of Joachim Bancorp, Inc. to be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 17, 1996, at 2:00 p.m., Central Time. Effective December 27, 1995, Joachim Federal Savings and Loan Association converted to stock form and Joachim Bancorp, Inc. became the holding company for the Association.

     The Notice of the Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Michael Trokey & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure you shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                              Sincerely,


                              /s/ Bernard R. Westhoff
                              -------------------------
                              Bernard R. Westhoff
                              President and Chief Executive Officer

                           JOACHIM BANCORP, INC.
                               Plaza Square
                          DeSoto, Missouri  63020
                              (314) 586-8821



                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On July 17, 1996




     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Joachim Bancorp, Inc. ("Company") will be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 17, 1996, at 2:00 p.m., Central Time, for the following purposes:

          1. To elect three directors to serve until the 1999 Annual Meeting of Stockholders;

          2. To consider and vote upon a proposal to adopt the Joachim Bancorp, Inc. 1996 Stock Option Plan;

          3. To consider and vote upon a proposal to adopt the Joachim Bancorp, Inc. 1996 Management Recognition and Development Plan;

          4. To ratify the appointment of Michael Trokey & Company, P.C., as auditors for the Company for the fiscal year ending March 31, 1997; and

          5. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on any one of the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on May 28, 1996 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Lee Ellen Hogan
                              --------------------
                              LEE ELLEN HOGAN
                              SECRETARY

De Soto, Missouri
June 12, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                              PROXY STATEMENT
                                    OF
                           JOACHIM BANCORP, INC.
                               Plaza Square
                          DeSoto, Missouri  63020
                              (314) 586-8821

                      ANNUAL MEETING OF STOCKHOLDERS
                              July 17, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Joachim Bancorp, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company. The Annual Meeting will be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 17, 1996, at 2:00 p.m., Central Time. The Company became the holding company for Joachim Federal Savings and Loan Association ("Association") upon consummation of the Association's conversion from mutual to stock form (the "Conversion"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 12, 1996.


                       VOTING AND PROXY PROCEDURE

     Stockholders of record as of the close of business on May 28, 1996 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of May 28, 1996, the Company had 760,437 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below, FOR adoption of the Joachim Bancorp, Inc. 1996 Stock Option Plan, FOR adoption of the Joachim Bancorp, Inc. 1996 Management Recognition and Development Plan, and FOR the ratification of the appointment of Michael Trokey & Company, P.C., as auditors for the Company. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If a shareholder is a participant in the Joachim Federal Savings and Loan Association Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The three directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With regard to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the other proposals to be voted upon, stockholders may vote for a proposal, against a proposal or may abstain from voting. Adoption of the 1996 Stock Option Plan and the 1996 Management Recognition and Development Plan will require the affirmative vote of a majority of the outstanding shares. Ratification of the appointment of Michael Trokey & Company, P.C. as auditors will require the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. Thus, abstentions on the Company's proposals to adopt the Stock Option Plan, to adopt the Management Recognition and Development Plan and to ratify the appointment of auditors will have the effect of a vote against such proposals. Broker non-votes will have the effect of a vote against adoption of the Stock Option Plan and the Management Recognition and Development Plan but, with respect to the ratification of the appointment of auditors, will not be included in vote totals and will have no effect on the outcome of the vote.


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of May 28, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at May 28, 1996. The table also sets forth, as of May 28, 1996, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company and by all executive officers and directors of the Company as a group.

                            Amount and Nature      Percent of
                              of Beneficial        Common Stock
Name                          Ownership (1)        Outstanding
- - - -----------------           -----------------      ------------
Beneficial Owners of More Than 5%

Joachim Federal Savings             60,835               8.0%
  and Loan Association
  Employee Stock Ownership
  Plan Trust

Keith Hutson                        39,597 (2)           5.2
835 Progress Drive
Farmington, MO 63640

Karen Hutson                        39,597 (2)           5.2
835 Progress Drive
Farmington, MO 63640
                       (footnotes on following page)

                            Amount and Nature      Percent of
                              of Beneficial        Common Stock
Name                          Ownership (1)        Outstanding
- - - -----------------           -----------------      ------------
Directors and Chief Executive Officer

Douglas G. Draper                    5,000              0.66%
Andrew H. England                    5,000              0.66
Adolph J. Schatzle                   5,000              0.66
Margaret F. Smith                    2,000              0.26
Bernard R. Westhoff                  3,554              0.47
James H. Wilkins                     7,000              0.92
Stokely R. Wischmeier               10,000              1.32

All Executive Officers and          47,883              6.30
Directors as a
Group (nine persons)

____________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Association's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Westhoff, 1,354 shares; all executive officers and directors as a group, 3,055 shares.

(2) This information is based on a Schedule 13D dated April 2, 1996. The filing indicates that Keith Hutson and Karen Hutson have joint ownership and, therefore, shared voting and dispositive power, with respect to 39,597 shares of Common Stock.

                   PROPOSAL I -- ELECTION OF DIRECTORS

    The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one third of the directors elected each year. Three directors will be elected at the Annual Meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated for election as directors Andrew H. England, Adolph
J. Schatzle and Douglas G. Draper. The nominees are current members of the Board of Directors of the Company.

    It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

    The Board of Directors recommends that stockholders vote "FOR" the election of Messrs. England, Schatzle and Draper.

    The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                Year
                                First          Year
                                Elected        Term
     Name             Age(1)   Director(2)     Expires
- - - --------------------  ------   -----------     --------
                            BOARD NOMINEES

Andrew H. England       84        1962          1999 (3)
Adolph J. Schatzle      79        1971          1999 (3)
Douglas G. Draper       66        1986          1999 (3)


                     DIRECTORS CONTINUING IN OFFICE

Margaret F. Smith       76        1963          1997
James H. Wilkins        75        1975          1997
Bernard R. Westhoff     54        1993          1998
Stokely R. Wischmeier   43        1987          1998


(1) At March 31, 1996.
(2) Includes prior service on the Board of Directors of the Association.
(3) Assuming re-election at the Annual Meeting.

    The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

    Andrew H. England is a retired funeral home owner and director. Mr. England was elected Chairman of the Board in 1993. He currently serves on the Loan, Investment and Proxy Committees.

    Adolph J. Schatzle served as Managing Officer of the Association from 1962 until his retirement in 1978. Mr. Schatzle was elected Vice Chairman of the Board in 1993. He currently serves on the Loan and Audit Committees. Mr. Schatzle is a member of the Hillsboro Civic Club.

    Douglas G. Draper is the Chairman of the Board and former owner of Hillsboro Title Co., Inc. He is currently a member of the Loan, Asset and Liability and Compensation Committees. Mr. Draper is a member of the Hillsboro Rotary Club and a past director of the Jefferson County Growth and Development Association.

    Margaret F. Smith is a retired tire store owner. She currently is a member of the Compensation and Audit Committees.

    James H. Wilkins is a retired railroad car shop superintendent. He currently serves on the Loan, Proxy, Investment and Asset and Liability Committees.

    Bernard R. Westhoff has served as President of the Association since 1988. Prior to joining the Association, Mr. Westhoff was affiliated with Boatmen's Bank of DeSoto for 14 years. He currently serves on the Loan,

Investment and Asset and Liability Committees. Mr. Westhoff is the director and treasurer of the DeSoto Chamber of Commerce and the secretary-treasurer of the DeSoto Industrial Development Corporation.

    Stokely R. Wischmeier is the Manager and Vice President of Hopson Lumber Co., with which he has been associated for 11 years. He is currently a member of the Loan, Proxy, Compensation and Audit Committees. Mr. Wischmeier is a member and past president of the DeSoto Rotary Club, a member and past vice-president of the DeSoto Park Board and a member of the DeSoto Industrial Development Authority.


             MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and the Association conduct their business through meetings and committees of the Boards. During the fiscal year ended March 31, 1996, the Board of Directors of the Company held one meeting in connection with its initial organization and four subsequent meetings and the Board of Directors of the Association held 13 meetings. No director of the Company or the Association attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

    The Board of Directors of the Company has an Audit Committee, consisting of Directors Smith, Wischmeier and Schatzle, which is responsible for meeting with the Company's outside auditor to discuss the results of the annual audit and any related matters. The Board also receives and reviews the reports and findings and other information presented to them by the Company's outside auditor. The Audit Committee, including meetings of the Association's Audit Committee prior to completion of the Conversion, met one time during the fiscal year ended March 31, 1996.

    The Compensation Committee, consisting of Directors Draper, Smith and Wischmeier, is responsible for making recommendations to the full Board of Directors on annual salary increases and bonuses. The Compensation Committee met two times during the fiscal year ended March 31, 1996.

    The Board of Directors of the Company acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the nominating committee during the year ended March 31, 1996.

    The Association also has standing Loan, Investment, Proxy, and Asset and Liability Committees.


                        DIRECTORS' COMPENSATION

    Directors received a fee of $500 per month during the year ended March 31, 1996. All of the Directors of the Company are currently Directors of the Association. No separate fees are paid for service on the Board of Directors of the Company. All fees are paid by the Association.

                         EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following information is furnished for the President of the Company for the year ended March 31, 1996. No other executive officer of the Company or the Association received salary and bonus in excess of $100,000 during the year ended March 31, 1996.

                                         Annual Compensation(1)

                                                Other Annual      All Other
Name and                    Salary     Bonus    Compensation(3)   Compensation
Position             Year    ($)        ($)         ($)               ($)
- - - ----------------    -----  --------   --------  -------------     ------------
Bernard R. Westhoff  1996  $73,550(2)  $10,000       --             16,925(4)
 Chief Executive     1995   68,963       9,000       --                --
 Officer and
 President

(1) Compensation information for the fiscal year ended March 31, 1994 has been omitted as the Association was neither a public company nor a subsidiary thereof at such time.
(2)      Includes Board of Directors fees of $6,000.
(3) Excludes certain additional benefits that did not exceed the lesser of $50,000 or 10% of salary and bonus.
(4)      Represents contributions to the Association's ESOP on behalf of Mr.
         Westhoff.

         EMPLOYMENT AGREEMENTS. In connection with the Conversion, the Company and the Association (collectively, the "Employers") entered into a three-year employment agreement with Mr. Westhoff. Under the agreement, the initial salary level for Mr. Westhoff is $70,000, which amount is paid by the Association and may be increased at the discretion of the Board of Directors of the Association or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

         The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Westhoff is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

         The severance payments from the Employers will equal 2.99 times Mr. Westhoff's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at March 31, 1996, Mr. Westhoff would be entitled to a severance payment of approximately $205,500. Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), states that severance payments that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

         The agreement restricts Mr. Westhoff's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Westhoff voluntarily terminates employment, except in the event of a change in control.

            COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended March 31, 1996 its reporting officers, directors and greater than 10% shareholders properly and timely complied with all applicable filing requirements.


                     TRANSACTIONS WITH MANAGEMENT

        Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Association is therefore prohibited from making any new loans or extensions of credit to the Association's executive officers and directors at different rates or terms than those offered to the general public and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.


         PROPOSAL II -- RATIFICATION OF 1996 STOCK OPTION PLAN

        The Board of Directors of the Company adopted the 1996 Stock Option Plan ("Option Plan") on May 16, 1996, subject to approval by the Company's stockholders. The following description of the Option Plan is qualified in its entirety by reference to the complete text of the Option Plan, which is attached as Exhibit A.

ADMINISTRATION OF THE OPTION PLAN

        The Option Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee consists of not less than two members of the Board of Directors who are "disinterested" as defined by Rule 16b-3 under the Exchange Act. In addition to determining who will be granted options, other than with respect to options granted to non-employee directors, the Committee has the authority and discretion to determine when options will be granted and the number of options to be granted. In making such determination, the Committee will consider those officers and employees who are expected to make significant contributions to the long-term success of the Company and the Association. Non-employee directors are granted options under a non-discretionary formula set forth in the Option Plan. With respect to awards to officers and employees, the Committee also determines which options are intended to qualify for special treatment under the Internal Revenue Code ("Incentive Stock Options") or to be issued as options which are not intended to so qualify ("Non-Qualified Stock Options"). All options granted to non-employee directors are Non-Qualified Stock Options.

        The Board may from time to time amend or terminate the Option Plan in any respect, except that no such action may, without approval by a majority of the Company's stockholders, (i) alter the persons eligible to participate in the Option Plan, (ii) materially increase the benefits provided under the Option Plan, (iii) increase the maximum number of shares of stock available under the Option Plan or (iv) extend the period during which options may be granted under the Option Plan beyond the expiration of ten years from the effective date of the Option Plan. No amendment or termination may retroactively impair the rights of any person with respect to an option.

SHARES SUBJECT TO THE OPTION PLAN

        The Company has reserved an aggregate of 76,044 shares of the Company's Common Stock for issuance pursuant to the exercise of stock options which may be granted to officers, employees and directors.

        In the event of a merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution, to the extent permitted by the Company, an appropriate and proportionate adjustment shall be made in (i) the maximum number of shares available, (ii) the number and kind of shares subject to outstanding options, if any, and (iii) the price for each share.

OPTION PRICE

        The exercise price of Non-Qualified Stock Options and Incentive Stock Options may not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date of grant. Any Incentive Stock Option granted to a person owning more than 10% of the Company's outstanding Common Stock must have an exercise price of at least 110% of fair market value on the date of grant. The maximum aggregate fair market value (determined as of the date of grant) of the shares to which Incentive Stock Options held by an individual become exercisable for the first time during any calendar year may not exceed $100,000.

TERMS OF OPTIONS

        In general, the Committee has the discretion to fix the term of each option granted to an officer or employee under the Option Plan, except that the maximum term of each option is 10 years, subject to earlier termination as provided in the Option Plan (five years in the case of Incentive Stock Options granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock). All initial awards under the Option Plan will become exercisable in equal installments over a five-year period following the date of grant. However, unvested options will become immediately exercisable in the event of the option holder's death or disability, or upon a change in control (as defined in the Option Plan) of the Company or the Association (to the extent authorized or not prohibited by applicable law or regulations).

        Except in limited circumstances, an option may not be transferred other than by will or by laws of descent and distribution and, during the lifetime of the option holder, may be exercised only by such holder. If any option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Option Plan.

        The Option Plan will also provide that upon the payment of an "extraordinary dividend" by the Company, each optionee will receive a cash payment equivalent to the dividends that would have been payable to such optionee had the options been exercised on or before the record date of such dividend. For purposes of the Option Plan, an "extraordinary dividend" is a dividend payable at a rate in excess of the Association's weighted average cost of funds on interest-bearing liabilities for the 12-month period preceding the record date of the dividend.

FEDERAL INCOME TAX CONSEQUENCES OF NON-QUALIFIED OPTIONS

        An option holder who is granted a Non-Qualified Stock Option under the Option Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a Non-Qualified Stock Option granted under the Option Plan is subject to withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder, provided all necessary withholding requirements under the Code are met.

        Provided that the option holder satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a Non-Qualified Stock Option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

        An Incentive Stock Option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an Incentive Stock Option. If the Incentive Stock Option holder does not dispose of the shares acquired within two years after the date the Incentive Stock Option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

        If an Incentive Stock Option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the Incentive Stock Option holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the Incentive Stock Option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

        An Incentive Stock Option holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the Incentive Stock Option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the Incentive Stock Option holder as the result of the Disqualifying Disposition.

        The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the Incentive Stock Option holder provided all necessary withholding requirements are met.
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
        Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the Incentive Stock Option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons."

ALTERNATIVE MINIMUM TAX

        For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of Incentive Stock Options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceased will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income.

NEW PLAN BENEFITS

        The following table sets forth information regarding the number of options anticipated to be granted under the Option Plan as of the date the Option Plan is approved by stockholders. It is intended that each option award specified below will be granted at 100% of the fair market value of the Company's Common Stock on the date of grant and that each award will become exercisable in equal installments over a five-year period.

                                                          Anticipated Stock
        Name                       Position               Option Grant
- - - --------------------              ----------              -----------------
Bernard R. Westhoff               President and Chief
                                  Executive Officer           15,209

All other current executive officers
 as a group (two persons)             ----                    13,688

Each non-employee director
   (six persons)                      ----                     3,802

All non-executive officers/employees
   as a group (11 persons)            ----                     9,125


ADOPTION OF THE OPTION PLAN

        Subject to approval by the Company's stockholders, the Board of Directors adopted the Option Plan to encourage stock ownership by employees and directors of the Company and its subsidiaries by issuing options to purchase shares of the Company's Common Stock, thereby enabling such directors, officers and employees to acquire or increase their proprietary interest in the Company and encouraging them to remain in the employ or remain directors of the Company and its subsidiaries. The Board of Directors has determined that the Option Plan is desirable, cost effective and produces incentives that will benefit the Company and its stockholders. The foregoing Option Plan must be approved by a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote "FOR" the adoption of the 1996 Stock Option Plan attached as Exhibit A.

              PROPOSAL III -- RATIFICATION OF THE MANAGEMENT
                     RECOGNITION AND DEVELOPMENT PLAN

         The Board of Directors of the Company adopted a Management Recognition and Development Plan ("MRDP") on May 16, 1996 for the benefit of officers and non-employee directors of the Company to be effective upon approval by the stockholders of the Company. The following description of the MRDP is qualified in its entirety by reference to the complete text of the MRDP which is attached as Exhibit B.

         The objective of the MRDP is to attract and retain officers, employees and directors of experience and ability by providing them with a proprietary interest in the Company as compensation for their contributions to the Company and its affiliates and as an incentive to make such contributions in the future. Those eligible to receive benefits under the MRDP will include certain officers and employees as determined by members of a committee ("Committee") appointed by the Board of Directors of the Company. Non-employee directors may receive an MRDP award only in accordance with a non-discretionary formula set forth in the MRDP.

         MRDP awards are made in the form of restricted stock that is subject to restrictions on transfer of ownership. MRDP awards vest over a five-year period in equal installments beginning on the first anniversary of the effective date of the MRDP. If the employee or non-employee director terminates service for reasons other than death or disability, the employee or director forfeits all rights to the allocated shares under restriction. If the employee's or director's termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. MRDP awards will also become fully vested upon a change in control (as defined in the MRDP) of the Company or the Association (to the extent authorized or not prohibited by applicable law or regulations). Compensation expense in the amount of the fair market value of the Common Stock at the date of the grant to the officer or director will be recognized during the years in which the shares vest. An eligible officer or director will not be entitled to voting and other stockholder rights with respect to the shares while restricted. Furthermore, the shares, while restricted, may not be sold, pledged or otherwise disposed of and dividends paid during the period of restriction will be held in escrow.

         A recipient of an award who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon an award of shares of Common Stock, and the Company will not be entitled to a deduction until the termination of the restrictions. Upon such termination, the recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time (less any amount paid by the recipient for such shares) and the Company will be entitled to a deduction in the same amount after satisfying federal income tax withholding requirements. However, the recipient may elect to recognize ordinary income in the year the restricted stock is granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that even, the Company will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the recipient upon subsequent disposition of the stock will be capital in nature.

         The MRDP may utilize authorized but unissued shares of Common Stock from the Company in fulfillment of awards. Any such use of shares by the MRDP could dilute the holdings of the Company's stockholders. The MRDP also may purchase Common Stock in the open market through a trust established in connection with the MRDP and funded with contributions from the Company. No more than 30,417 shares may be issued under the MRDP, subject to adjustment in the event of a stock dividend, stock split, or similar event. The Board of Directors can terminate the MRDP at any time, and if it does so, any shares not allocated will revert to the Company.

NEW PLAN BENEFITS

         The following table sets forth information regarding the number of restricted shares anticipated to be granted under the MRDP as of the date the MRDP is approved by stockholders. It is intended that each award specified below will vest in equal installments over a five-year period.

                                                        Anticipated Restricted
        Name                       Position             Stock Grant
- - - --------------------              ----------            -----------------
Bernard R. Westhoff               President and Chief
                                  Executive Officer           7,604

All other current executive
 officers as a group (two persons)    ----                    7,604

Each non-employee director
   (six persons)                      ----                    1,521

All non-executive officers/employees
   as a group (11 persons)            ----                    6,083

        The Board of Directors has determined that the MRDP is desirable and will produce incentives for management and directors that will benefit the Company and its stockholders. The MRDP must be approved by a majority of the outstanding shares of Common Stock of the Company. The Board of Directors recommends a vote "FOR" the adoption of the MRDP attached as Exhibit B.


            PROPOSAL IV -- RATIFICATION OF APPOINTMENT OF AUDITORS

        Michael Trokey & Company, P.C., served as the Company's independent public accountants for the 1996 fiscal year. The Board of Directors has appointed Michael Trokey & Company, P.C. to be its auditors for the 1997 fiscal year, subject to the ratification by stockholders.

        A representative of Michael Trokey & Company is expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

        If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

                              OTHER MATTERS

        The Board of Directors of the Company is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.



                              MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation. The Company has retained Regan & Associates, Inc. to assist in soliciting proxies of stockholders whose shares are held in street name by brokers, banks and other institutions at a cost of $2,500 plus expenses up to $1,250.

        The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on May 28, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

        A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to Lee Ellen Hogan, Corporate Secretary, Joachim Bancorp, Inc., Plaza Square, DeSoto, Missouri 63020.


                          STOCKHOLDER PROPOSALS

        Proposals of stockholders intended to be presented at the Company's annual meeting to be held in 1997 must be received by the Company no later than March 19, 1997 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        In addition, the Company's Bylaws provide that in order for business to be brought before a meeting of stockholders, a stockholder must deliver written notice to the Secretary not less than thirty nor more than sixty days prior to the date of the meeting; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must state the stockholder's name, address and number of shares of Common Stock held, and briefly describe the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the stockholder in the proposal.

    The Company's Bylaws provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of a meeting of stockholders; provided, however, that if less than forty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made. The notice must set forth all information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee under the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and, as to the stockholder giving such notice, his or her name and address as they appear on the Company's books, and the class and number of shares of the Company which are beneficially owned by such stockholder.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Lee Ellen Hogan
                                   --------------------
                                   LEE ELLEN HOGAN
                                   SECRETARY
DeSoto, Missouri
June 12, 1996

                                                                 Exhibit A

                           JOACHIM BANCORP, INC.

                          1996 STOCK OPTION PLAN

SECTION 1. PURPOSE. The purposes of the Joachim Bancorp, Inc. 1996 Stock Option Plan are to promote the interests of the Company, its affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its affiliates; (ii) motivating such employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean the Association or any present or future corporation that would be a "parent" or "subsidiary" corporation as defined in Sections 424(f) and (g), respectively, of the Code.

     "Association" shall mean Joachim Federal Savings and Loan Association, De Soto, Missouri, together with any successor thereto.

     "Award" shall mean any grant of Options or Director Options.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant or Eligible Director.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Association representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Association's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

     "Company" shall mean Joachim Bancorp, Inc., a Missouri corporation, together with any successor thereto.

     "Director Option" shall mean a Non-Qualified Stock Option granted to each Eligible Director pursuant to Section 6(e) without any action by the Board or the Committee.

     "Effective Date" shall mean the date of shareholder approval of the Plan.

     "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

     "Employee" shall mean an employee of the Company or any Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall be determined as follows:

     (a) If the Shares are traded or quoted on the Nasdaq stock market at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

     (b) If the Shares are not traded or quoted on the Nasdaq stock market, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Initial Award" shall means any grant of Options made prior to the date of the second annual meeting of stockholders of the Company.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

     "Participant" shall mean any Employee selected by the Committee to receive an Award of Options under the Plan or any Eligible Director who receives an Award of Director Options.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean the Joachim Bancorp, Inc. 1996 Stock Option Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

     "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

     "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company.

     "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Association and a Participant.

SECTION 3.     ADMINISTRATION.
     (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee;
(iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Except as provided in Section 4(a), neither the Committee nor the Board shall have any discretion regarding whether an Eligible Director shall receive a Director Option pursuant to Section 6(e) or regarding the terms of any Director Option, including without limitation, the number of Shares subject to such Director Option, the timing of the grant or the exercisability of such Director Option, or the exercise price per Share of such Director Option.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4.     SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 76,044. If, after the effective date of the Plan, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted, to the extent permissible under Rule 16b-3. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3.

     (b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company

(or number and kind of other securities or property) with respect to which Awards may be granted, including an Award pursuant to Section 6(e), (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Option no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

     (c) Sources of Shares. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. ELIGIBILITY. An Employee, including any officer or employee-director of the Company, who is not a member of the Committee shall be eligible to be designated a Participant. Each Eligible Director shall receive nondiscretionary Director Options in accordance with, and only in accordance with, Section 6(e) hereof.

SECTION 6.     OPTIONS AND DIRECTOR OPTIONS.
     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In such case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to one hundred thousand dollars ($100,000) per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

     (b) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than one hundred percent (100%) of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than one hundred ten percent (110%) of the per Share Fair Market Value on the date of grant.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, however, that in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after the earlier of (i) the date which is ten (10) years (five (5) years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or (ii) the date which is three (3) months (twelve (12) months in the case of a Participant who becomes disabled, as defined in
Section 22(e)(3) of the Code, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate; and provided, further, that no Initial Award of Options under the Plan shall vest more rapidly than ratably over a five-year whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant. In the event of an Employee's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Except with respect to the vesting of an Initial Award, the Committee shall have the right to accelerate the exercisability of any Option or outstanding Options in its discretion; provided, however, that an Initial Award shall be immediately vested upon a Participant's death or disability.
     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash
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or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

     (e) Director Options. Each Eligible Director shall receive on the Effective Date a grant of Director Options to purchase 3,802 Shares, all at an exercise price per Share equal to the Fair Market Value on the date of grant. To the extent Shares remain available under the Plan, each Eligible Director who first becomes a member of the Board after the Effective Date shall receive, on the date that the Eligible Director is first elected to the Board, a grant of Director Options to purchase 2,500 shares at an exercise price per Share equal to the Fair Market Value on the date of grant; provided, however, that it, on any date on which Director Options are to be granted to a new Eligible Director(s), the number of Shares remaining available under the Plan is insufficient for the grant of Director Options to purchase 2,500 Shares, then Director Options to purchase a proportionate number of such Shares (rounded to the greatest number of whole Shares) shall be granted to such new Eligible Director(s). Each Award of Director Options shall vest ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant; provided, however, that the Award shall be one hundred percent (100%) vested in the event of the Eligible Director's death or disability. A Director Option shall be exercisable until the earlier to occur of the following two
(2) dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one (1) year (two (2) years in the case of an Eligible Director who becomes disabled, as defined in Section 22(e)(3) of the Code, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board upon Termination for Cause, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

     (f) Effect of a Change in Control. In the event of a Change in Control, all then outstanding Options and Director Options, shall (to the extent authorized or not prohibited by applicable law or regulations) become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Association is merged into or consolidated with another corporation, or if the Company or the Association sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant or Eligible Director shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

     (g) Dividend Equivalent Right. Unless otherwise determined by the Committee, each Award Agreement shall provide that, upon the payment of an "extraordinary dividend" by the Company, each Participant shall receive a cash payment from the Company equivalent to one hundred (100) percent of the dividends that would have been payable to such Participant had the Participant's Options or Director Options been exercised on or before the record date of such dividend. For purposes of this Section 6(g), "extraordinary dividend" shall mean a dividend payable at a rate in excess of the Association's weighted average cost of funds on interest bearing liabilities for the twelve (12) month period preceding the record date of the dividend.

SECTION 7.     AMENDMENT AND TERMINATION.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time;
provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply; and, provided further that no amendment may be made to Section 6(e) or any other provision
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of the Plan relating to Director Options within six months of the last date on which any such provision was amended, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder. Notwithstanding anything to the contrary herein, the Committee may amend the Plan, subject to any stockholder approval required under Rule 16b-3, in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

     (b) Amendments to Awards. Except as provided under Section 3, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8.     GENERAL PROVISIONS.

     (a)  Nontransferability.

          (i) Each Award, and each right under any Award, shall be exercisable only by the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order, as determined by the Committee.

          (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (iii) The restrictions set forth in clause (ii) of this Section 8(a) shall not apply to any Non-Qualified Stock Option after the Board has determined that such restrictions are not then required for grants under the Plan to satisfy the requirements for exemption provided by Rule 16b-3 under the Exchange Act (in the form then applicable to the Company) or for members of the Committee to qualify as "disinterested persons" for purposes of such Rule; provided, however, that (A) any transfer of a Non-Qualified Stock Option is to be made for no consideration to any of the following permissible transferees (1) any member of the Immediate Family of the Participant to which such Non-Qualified Stock Option was granted, (2) any trust solely for the benefit of the Participant's Immediate Family, or (3) any partnership whose only partners are members of the Participant's Immediate Family and (B) the transferee shall remain subject to all of the terms and conditions applicable to such Non-Qualified Stock Option prior to such transfer. For purposes of this clause (iii), "Immediate Family" shall mean, with respect to a particular Participant, such Participant's spouse, children and grandchildren.

     (b) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

     (c) Share Certificates. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any
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applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

     (d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposed of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     (e) Withholding. A Participant may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to Participants who are not subject to
Section 16 of the Exchange Act, the withholding may be in the form of cash, Shares, or other property as the Committee may allow. With respect to Participants who are subject to Section 16 of the Exchange Act, the withholding shall be in cash or in any other property permitted by Rule 16b-3 as the Committee may allow.

     (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

     (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

     (i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Missouri, without giving effect to the choice of law principles thereof.

     (k) Severability. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section
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16(b) of the Exchange Act, and any payment tendered to the Company by a
Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

     (n) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (o) Headings. Heading are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (p) No Impact on Benefits. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

     (q) Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9.     TERM OF THE PLAN.

     (a) Effective Date. The Plan shall become effective only upon approval by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of closing of the Association's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board.

     (b) Expiration Date. The Plan shall terminate on and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the effective date of the Conversion.

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                                                                  Exhibit B

                         JOACHIM BANCORP, INC.

             1996 MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

     1.   PURPOSE; DEFINITIONS.

     The purpose of the Plan is to increase the proprietary and vested interest of the key Employees of the Company and its Affiliates and Eligible Directors in the growth, development and financial success of the Company by granting them awards of Restricted Shares.

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicated to the contrary.

     "Affiliate" shall mean the Association and any other "subsidiary" of the Company as defined in Section 424(f) of the Code.

     "Association" shall mean Joachim Federal Savings and Loan Association, De Soto, Missouri, or any successor thereto.

     "Award" shall mean an award of Restricted Shares under the Plan.

     "Board" shall mean the Board of Directors of the Company.

     "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Association representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Association's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets or a plan of partial or complete liquidation. If any of the events enumerated in clauses
(a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the committee of the Board designated by the Board to administer the Plan and composed of not less than the minimum number of persons from time to time required by Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

     "Company" shall mean Joachim Bancorp, Inc., a Missouri corporation.

     "Designated Beneficiary" shall have the meaning set forth in Section 2.2 hereof.

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board (or, in the case of an Eligible Director, a majority of the remaining members of the Board) upon the basis of such evidence as its deems necessary or desirable, and shall be final and binding on all interested persons.

     "Effective Date" shall have the meaning set forth in Section 5.1 hereof.
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     "Eligible Director" shall mean a director of the Company who is not also an Employee.

     "Employee" shall mean any person who is currently employed by the Company or an Affiliate.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Participant" shall mean an Eligible Director or Employee to whom an award of Restricted Shares is granted pursuant to the Plan.

     "Plan" shall mean this Joachim Bancorp, Inc. 1996 Management Recognition and Development Plan, as hereinafter amended from time to time.

     "Restricted Shares" shall mean Shares which are awarded to an Eligible Director or Employee that are subject to the transfer and forfeitability restrictions described in Section 4.2.

     "Share" shall mean a share of the Company's common stock, par value $0.01 per share.

     2.   ADMINISTRATION.

     2.1  Administration

     The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan and Awards thereunder as are consistent with its terms and provisions and to interpret, amend or revoke any such rules; provided, however, that except as provided in paragraph 3.2 hereof, with respect to an Award to an Eligible Director, the Committee shall have no discretion with respect to the selection of directors to receive Restricted Shares under the Plan, the number of Restricted Shares to be awarded, the consideration to be paid in respect of Restricted Shares, the timing of such awards, or the restrictions imposed thereon. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including the Company, stockholders, directors, Participants and Designated Beneficiaries. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms, and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the awards hereunder, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

     2.2  Designated Beneficiaries

     If a Participant dies prior to receiving any payment due under the Plan, such payment shall be made to his Designated Beneficiary. A Participant's Designated Beneficiary shall be the beneficiary specifically designated by a Participant in writing to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's surviving spouse or, if none, his estate.

     3.   SHARES SUBJECT TO THE PLAN.

     3.1  Shares Subject to the Plan

     The maximum number of Shares that may be the subject of Awards under this Plan shall be 30,417. The Company shall reserve such number of Shares for the purposes of the Plan out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that a trust is established in connection with the Plan pursuant to Section 5.4, the Company may authorize the trustees of the trust to purchase Shares in the open market with funds contributed by the Company or the Association and such shares shall be included in the number of shares that may be the subject of Awards. In the event that Restricted Shares are forfeited for any reason, such Shares shall thereafter again be available for award pursuant to the Plan.
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     3.2  Changes in the Company's Shares

     In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, stock split, spin-off, combination, or exchange of Shares, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended under this Plan, the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of Shares which thereafter may be awarded under the Plan, or the number and kind of Shares subject to outstanding awards; provided, however, that the number of Shares subject to any award shall always be a whole number.

     4.   RESTRICTED SHARES.

     4.1  Eligibility; Awards Under the Plan

     (a) Employees. Employees (including officers and employee directors of the Association) shall be eligible to participate in the Plan upon designation by the Committee. To the extent that Shares are available for grant under the Plan, the Committee may determine which of the Employees shall be granted an Award and the number of Restricted Shares covered by each Award. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the length and value of their services to the Company and its Affiliates, the compensation paid to the Employees and any other factors the Committee may deem relevant, and the Committee may request the written recommendation of the chief executive officer and other senior executive officers of the Company and its Affiliates.

     (b) Eligible Directors. Eligible Directors shall be eligible to receive Awards only as provided in this Section 4.1(b). Upon the Effective Date, each Eligible Director shall receive an Award of 1,521 Restricted Shares. To the extent Shares remain available under the Plan, each Eligible Director who first becomes a member of the Board after the Effective Date shall receive, on the date that the Eligible Director is first elected to the Board, a grant of 500 Restricted Shares; provided, however, that if, on any date on which an Award is to be granted to a new Eligible Director(s), the number of Shares remaining available under the Plan is insufficient for the grant of 500 Restricted Shares, then a proportionate number of Restricted Shares (rounded to the greatest number of whole Shares) shall be granted to such new Eligible Director(s).

     (c) Fractions of Shares. Whenever under the terms of the Plan a fractional share would be required to be issued, the fractional share shall be rounded up to the next full share.

     4.2  Terms of Awards

     The Restricted Shares awarded hereunder shall be awarded only pursuant to a written agreement, which shall be executed by the Participant and a duly authorized officer of the Company and which shall contain the following terms and conditions:

     (a) Acceptance of Award. An award of Restricted Shares must be accepted by the Participant within a period of sixty (60) days (or such other period as the Board may specify at grant) after the award date by the execution of a Restricted Share award agreement in the form provided by the Company.

     (b) Restrictions and Conditions. The Restricted Shares awarded to a Participant pursuant to this Section 4 shall be subject to the following restrictions and conditions:
          (i) A Participant shall not be permitted to vote, sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan prior to the date on which such shares vest in accordance with clause (iii), except in accordance with the laws of descent and distribution.
          (ii) On the date an Award of Restricted Shares vests in accordance with clause (iii), a Participant (or his beneficiary) shall be entitled to receive any cash dividends previously paid with respect to the
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               Restricted Shares, together with interest accrued thereon.
               Prior to such date, cash dividends shall be held by the Company for the account of the Participant. Stock dividends, if any, issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply with respect to the Restricted Shares with respect to which such dividends are paid.

          (iii)Subject to the applicable provisions of the Restricted Share award agreement and this Section, a Participant's interest in Shares shall immediately become fully vested and nonforfeitable, and the restrictions set forth in this Section
               4.2 shall lapse, (x) ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant
               (y) upon the Participant's death or Disability, or (z) upon a Change in Control (to the extent such treatment is authorized or not prohibited by applicable law or regulations).

     4.3  Stock Certificates

     A stock certificate registered in the name of each Participant receiving a Restricted Share award (or in the name of a trustee for the benefit of each Participant) shall be issued in respect of such shares. Such certificate shall bear whatever appropriate legend referring to the terms, conditions, and restrictions applicable to such award as the Board shall determine. The Board may, in its sole discretion, require that the stock certificates evidencing Restricted Shares be held in custody by the Company (or in trust by a trustee) until the restrictions thereon shall have lapsed.

     5.   Miscellaneous.

     5.1  Shareholder Approval; Effective Date; Term

     The Plan shall become effective only upon approval by a majority of the Company's stockholders at an annual or special meeting of the stockholders of the Company held not less than six (6) months after the date of closing of the Association's mutual-to-stock conversion nor more than twelve (12) months after the date of adoption of the Plan by the Board, and shall continue in effect until the tenth anniversary of the Effective Date.

     5.2  Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified, suspends or terminated at any time or from time to time by the Board; provided, however, that amendments to the Plan shall not be effective unless approved by the affirmative vote of the stockholders of the Company owning a majority of the stockholders present or represented by proxy at a meeting of stockholders of the Company held within twelve (12) months of the date of adoption of such amendment, where such amendment will:

     (a) increase the total number of Shares reserved for the purposes of the Plan;

     (b) change in any respect the class of persons who are eligible to be Participants;

     (c)  extend the maximum period for granting awards as provided herein; or

     (d) otherwise materially increase the benefits accruing to Participants under the Plan.

     Notwithstanding the foregoing, Section 4.1(b) may not be amended more than once in any six (6) month period other than to conform with changes in the Code or the Employee Retirement Security Act of 1974, as amended.

     From and after the Effective Date, neither the amendment, suspension nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any award theretofore granted. No awards may be granted during any period of suspension nor after termination or expiration of the Plan.
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
     5.3  Regulations and Other Approvals

     (a) The obligation of the Company to deliver Shares with respect to any award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

     (b) The Board may make such changes to the Plan as may be necessary or appropriate to comply with the rules or requirements of any governmental authority.

     (c) Each award of Shares is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any United States, state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, issuance of Shares, no Shares shall be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

     (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933 or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Association in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

     (e) At the time of grant of any award, the Board may provide in the Restricted Share award agreement that any Shares received as a result of such grant shall be subject to a right of first refusal in favor of the Company, pursuant to which the Participant shall be required to offer to the Company any Shares that he wishes to sell, with the price being the then fair market value of such Shares, subject to such other terms and conditions as the Board may specify in the award agreement.

     5.4  Trust Arrangement

     All benefits under the Plan represent an unsecured promise to pay by the Company. The Plan shall be unfunded and the benefits hereunder shall be paid only from the general assets of the Company resulting in the Participants having no greater rights than the Company's general creditors; provided, however, that nothing herein shall prevent or prohibit the Company from establishing a trust or other arrangement for the purpose of providing for the payment of the benefits payable under the Plan.

     5.5  Governing Law

     The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Missouri without giving effect to the choice of law principles thereof.

     5.6  Titles; Construction

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.
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
                              REVOCABLE PROXY
                           JOACHIM BANCORP, INC.

                      ANNUAL MEETING OF STOCKHOLDERS
                               July 17, 1996

    The undersigned hereby appoints the Board of Directors as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Joachim Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the DeSoto Public Library, 712 South Main Street, DeSoto, Missouri, on Wednesday, July 17, 1996, at 2:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

                                                          VOTE     FOR ALL
                                                 FOR    WITHHELD   EXCEPT

    1.   The election as directors of            [ ]       [ ]       [ ]
         all nominees listed below
         (except as marked to the contrary below).

         Andrew H. England
         Adolph J. Schatzle
         Douglas G. Draper

         INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.

         _______________________________________


                                                   FOR    AGAINST   ABSTAIN
    2.   The adoption of the Joachim
         Bancorp, Inc. 1996 Stock Option Plan.     [ ]      [ ]       [ ]

    3.   The adoption of the Joachim
         Bancorp, Inc. 1996 Management Recognition
         and Development Plan.                     [ ]      [ ]       [ ]

    4.   The ratification of the appointment of
         Michael Trokey & Company, P.C.,
         as auditors for the Company for
         the fiscal year ending March 31, 1997.    [ ]      [ ]       [ ]

    5. In their discretion, upon such other matters as may properly come before the meeting.

    This proxy also provides voting instructions to the Trustees of the Joachim Federal Savings and Loan Association Employee Stock Ownership Plan for participants with shares allocated to their accounts.

    The Board of Directors recommends a vote "FOR" the above proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
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
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 12, 1996 and the 1996 Annual Report to
Stockholders.

Dated:_______________ , 1996


_________________________                    _________________________
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



________________________                     ________________________
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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